EATON VANCE
                           HIGH YIELD MUNICIPALS FUND
                            SUPPLEMENT TO PROSPECTUS
                               DATED JUNE 1, 2003


THE FIRST FULL PARAGRAPH OF "CONTINGENT DEFERRED SALES CHARGES" UNDER "SALES CHARGES" IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:





July 16, 2003                                                               HYPS